UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K/A
                                (Amendment No. 1)
                               -------------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 31, 2002

                      Fortune Diversified Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)


  0-19049                                                         74-2504501
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  (Commission                                               (IRS Employer
  File Number)                                           Identification No.)

                6809 Corporate Drive, Indianapolis, Indiana 46278
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (317) 532-1374


                                       N/A
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   (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)


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Fortune Diversified Industries, Inc.
SEC Form 8-K/A

General:

Fortune Diversified Industries, Inc., a Delaware corporation ("FDVI"), acquired from Robert J. Kingston 1,000 shares of the common stock, no par value, of Kingston Sales Corporation, an Indiana corporation ("KSC"), constituting all of the outstanding shares of KSC's capital stock, pursuant to the terms of a Stock Purchase Agreement by and among FDVI, KSC and Robert J. Kingston, effective July 31, 2002. KSC is an industry-leading manufacturers' representative and distributor for prominent national companies in the electronic, sound, security, and video markets. KSC offers the latest technology in TVs, sound systems, electronic locking devices, wire, cable and fiber optics, and intercom systems. FDVI intends for KSC, as a wholly-owned subsidiary of FDVI, to continue to operate as it did prior to the acquisition.

Subsequent to consummation of the purchase, FDVI filed a Form 8-K with the Securities and Exchange Commission within the 15-day time period prescribed by that Form. Pursuant to the instructions to Form 8-K, the Registrant indicated that certain financial information required by Item 7 of Form 8-K was not available at that time, and that, in accordance with Item 7 of Form 8-K, such financial information would be filed by an amendment to the Form 8-K within the 60-day time period provided in the instructions to Item 7. The sole purpose of this Amendment No. 1 to Form 8-K dated August 14, 2002 is to file such required financial information. Accordingly, Item 7 is hereby amended and restated in its entirety to read as follows:

Item 7.     Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements listed below are filed as part of this report. The financial statements listed in Item 7(a) are included in this Report as Exhibit
7.1 and 7.2 hereto, which follows the signature page of this Report.

Exhibit 7.1 Audited Financial Statements of Kingston Sales Corporation for the Years Ended December 31, 2001 and 2000

Independent Auditors' Report on the Financial Statements......................1

Financial Statements
    Balance Sheets............................................................2
    Statements of Operations..................................................3
    Statement of Stockholders' Equity.........................................4
    Statements of Cash Flows..................................................5
    Notes to Financial Statements.............................................6

Exhibit 7.2 Unaudited Interim Financial Statements of Kingston Sales Corporation for the Six-Months Ended June 30, 2002 and 2001

Financial Statements
    Balance Sheets............................................................1
    Statements of Operations..................................................2
    Statement of Stockholders' Equity.........................................3
    Statements of Cash Flows..................................................4
    Notes to Financial Statements.............................................5

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(b) Pro forma financial information of the consolidated financial statements of
Fortune Diversified Industries, Inc. and Kingston Sales Corporation

The pro forma financial statements listed below are filed as part of this report. The pro forma financial statements listed in Item 7(b) are included in this Report as Exhibit 7.2 hereto.

Exhibit 7.3 Pro forma financial information of the consolidated financial statements of Fortune Diversified Industries, Inc. and Kingston Sales Corporation

Basis of Preparation..........................................................1

Financial Statements
    Pro forma consolidated statement of operations that assumes the combination occurred on August 31, 2001....................................2
    Pro forma consolidated statement of operations for the twelve months ended August 31, 2001, which combines FDVI's results of operations for the twelve months ended August 31, 2001, with KSC's results of operations for the fiscal year ended December 31, 2001..........3
    Pro forma consolidated statement of operations for the nine months ended May 31, 2002 that combines the unaudited results of operations of FDVI from the nine-month period of September 1, 2001 to
    May 31, 2002 with KSC's results of operations for the nine-month period of October 1, 2001 to June 30, 2002.................................4


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(c)     Exhibits

Exhibit Number      Description
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Exhibit 7.1    Audited Financial Statements of Kingston Sales Corporation for
               the Years Ended December 31, 2001 and 2000
Exhibit 7.2 Unaudited Interim Financial Statements of Kingston Sales Corporation for the Six-Months Ended June 30, 2002 and 2001
Exhibit 7.3 Pro forma financial information of the consolidated financial statements of Fortune Diversified Industries, Inc. and Kingston Sales Corporation


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Fortune Diversified Industries, Inc.
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                                  (Registrant)

DATE:     October 15, 2002

                                        By:  /s/ Douglas E. May
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                                             Douglas E. May,
                                             Vice President of Finance
                                             and Chief Financial Officer








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